Note 5 - Concentrations	12 Months Ended
Dec. 31, 2013
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]

5.            CONCENTRATIONS

The Company derived approximately 55% of its revenue for the year ended December 31, 2013 from three customers primarily as a result of development and construction revenue, engineering consulting services and electricity sales. The Company derived approximately 49% of its revenue for the year ended December 31, 2012 from two customers primarily as a result of electricity sales and engineering consulting services. At December 31, 2013 and 2012, 64% and 48% of the Company's accounts receivable were due from two and three customers, respectively.